SCHEDULE 14A INFORMATION

	Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  Comm Bancorp, Inc.
------------------------------------------------------------------------------
                  	(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
     	(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No Fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)	Title of each class of securities to which transaction applies:

       --------------------------------------------------------------------

    2)	Aggregate number of securities to which transaction applies:

       --------------------------------------------------------------------

    3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       --------------------------------------------------------------------

    4)	Proposed maximum aggregate value of transaction:

       --------------------------------------------------------------------

    5)	Total fee paid:

       --------------------------------------------------------------------

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)	Amount Previously Paid:

       ---------------------------------------------

    2)	Form, Schedule or Registration Statement No.:

       ---------------------------------------------

    3)	Filing Party:

       ---------------------------------------------

    4)	Date Filed:

       ---------------------------------------------

NOTICE OF 2001
ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT




                    PLEASE COMPLETE, SIGN, DATE AND RETURN
                              YOUR PROXY PROMPTLY







                                            							Friday, June 8, 2001
                                            							10:30 A.M.
                                            							Elk Mountain Ski Resort
                                            							Route 374
                                            							Union Dale, Pennsylvania

Comm Bancorp, Inc.
125 North State Street
Clarks Summit, PA 18411
(570) 586-0377

WILLIAM F. FARBER, SR.
Chairman




May 10, 2001


Dear Stockholder:

You are cordially invited to join us at the 2001 Annual Meeting of Stockholders in Union Dale, Pennsylvania, on June 8, 2001.

Enclosed with this Proxy Statement are your voting instructions and the 2000 Annual Report.

At this meeting, we will vote on the matters described in the Proxy Statement. We know that it is not practical for many stockholders to attend the Annual Meeting in person. In addition, annual meetings are not the most efficient way to communicate with our stockholders. Therefore, we encourage you to visit our site on the Worldwide Web at http://www.combk.com for up-to-the-moment news about the Company. After the meeting, you are invited to enjoy a light luncheon.

Whether or not you plan to attend the Annual Meeting, we strongly encourage you to designate the proxies shown on the attached form to vote your shares. Please complete, sign, date and return by mail the enclosed proxy form in the envelope provided.

I would like to take this opportunity to remind you that your vote is important.


                                           								Sincerely,


                                           								/s/ William F. Farber, Sr.
                                                   --------------------------
                                           								William F. Farber, Sr.
                                           								Chairman

                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


DATE:	June 8, 2001
TIME:	10:30 A.M.
PLACE:	Elk Mountain Ski Resort
       Route 374
	      Union Dale, Pennsylvania



MATTERS TO BE VOTED UPON:

1.	A proposal to elect the thirteen directors named in the attached proxy to serve for a one-year term;

2.	A proposal to ratify the appointment of Kronick Kalada Berdy & Co. as our independent auditors for the year 2001; and

3.	Any other matters that may properly come before the meeting.


YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE IN FAVOR OF THE PROPOSALS TO ELECT THE DIRECTORS AND TO APPOINT KRONICK KALADA BERDY & CO.

Stockholders who are holders of record of the Common Stock at the close of business on March 15, 2001, will be entitled to vote at the meeting. If you plan to attend the meeting, please indicate your wish by checking the box that appears on the proxy form.

IT WILL BE HELPFUL TO US IF YOU WILL READ THE PROXY STATEMENT AND THE VOTING INSTRUCTIONS ON THE PROXY FORM, AND THEN VOTE BY PROMPTLY FILLING OUT, SIGNING AND DATING THE PROXY FORM AND RETURNING IT BY MAIL IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors



/s/ William F. Farber, Sr.
--------------------------
William F. Farber, Sr.						                   Clarks Summit, Pennsylvania
Chairman							                                May 10, 2001

                                 TABLE OF CONTENTS

                                                                    	Page No.
                                                                     --------
	QUESTIONS AND ANSWERS.............................................	    	1

	BOARD OF DIRECTORS................................................    		2
*	PROPOSAL TO ELECT THE DIRECTORS (ITEM 1 ON PROXY FORM)...........    		2
		Required Vote....................................................    		3
		Committees of the Board of Directors.............................    		4
		Board of Directors' Compensation.................................    		5

	STOCK OWNERSHIP...................................................    		6
		Stock Owned by Directors and Executive Officers..................    		6
		Compliance with Section 16(a) of the Securities Exchange Act of
   1934............................................................    		6
		Voting Stock Owned by "Beneficial Owner".........................    		7

	EXECUTIVE COMPENSATION............................................    		7
		Summary Compensation Table.......................................    		7
		Report of the Executive Compensation Committee...................    		8
		Estimated Retirement Benefits....................................    		9
		Change in Control Agreements.....................................	    	9
		Five-Year Performance Graph......................................   		11

	AUDIT COMMITTEE REPORT............................................   		12

	INDEPENDENT AUDITORS..............................................    	13
* PROPOSAL TO RATIFY THE APPOINTMENT OF KRONICK KALADA BERDY & CO.
		(ITEM 2 ON PROXY FORM)...........................................   		13
		Required Vote....................................................   		13
		Audit Fees.......................................................   		13
		Financial Information Systems Design and Implementation Fees.....   		13
		All Other Fees...................................................   		13

	OTHER INFORMATION.................................................   		14
		Transactions Involving the Company's Directors and Executive
   Officers........................................................   		14
		No Significant Legal Proceedings.................................   		14
		Other Proposed Action............................................   		14
		Stockholder Proposals and Nominations for 2002 Annual Meeting....   		14
		Additional Information Available.................................   		15

	EXHIBIT: Charter of the Audit Committee...........................   		16

  ------------------------
* Matters to be voted upon

QUESTIONS AND ANSWERS
_____________________________________________________________________________
Q:	WHAT AM I VOTING ON?
A:	Two proposals.  Item numbers refer to item numbers on the proxy form.
		      Item 1.	To elect thirteen directors.
      		Item 2.	To ratify the appointment of Kronick Kalada Berdy & Co. as
                independent auditors of the Company for the year ending
                December 31, 2001.
_____________________________________________________________________________
Q:	WHO CAN VOTE?
A:	All stockholders of record at the close of business on March 15, 2001, are entitled to vote.  Holders of the Company's Common Stock are entitled to a vote per share.  Fractional shares, such as those in the dividend reinvestment plan, will be voted.
_____________________________________________________________________________
Q:	HOW DO I VOTE FOR DIRECTORS?
A:	Each share is entitled to cast a vote for each nominee.  For example, if you can vote 100 shares, you can cast up to 100 votes for each nominee for director.
_____________________________________________________________________________
Q:	WHO CAN ATTEND THE MEETING?
A:	All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.  Seating, however, is limited.  Upon arrival at the meeting, everyone is required to check in at the registration desk.
_____________________________________________________________________________
Q:	HOW DO I VOTE?
A:	You may cast your vote by completing, signing, dating and mailing the proxy form in the enclosed postage-paid envelope. By voting, you will authorize the individuals named on the proxy form, referred to as the proxies, to vote your shares according to your instructions.
_____________________________________________________________________________
Q:	WHAT HAPPENS IF I DO NOT INDICATE MY PREFERENCE FOR ONE OF THE ITEMS?
A:	If you do not indicate how you wish to vote for one or more of the directors, the proxies will vote FOR election of all the Directors (Item 1).
   If you "withhold" your vote for any of the directors, this will be counted as a vote AGAINST that director.  If you leave Item 2 blank, the proxies will vote FOR ratification of the appointment of Kronick Kalada Berdy & Co. (Item 2).
_____________________________________________________________________________
Q:	WHAT IF I VOTE AND THEN CHANGE MY MIND?
A:	You can revoke your proxy by writing to us, by voting again via mail, or by attending the meeting and casting your vote in person.  Your last vote will be the vote that is counted.
_____________________________________________________________________________
Q:	WHAT CONSTITUTES A QUORUM?
A:	As of the record date, March 15, 2001, the Company had 1,987,279 shares of
   Common Stock outstanding.  The holders of Common Stock have the right to cast a total of 1,987,279 votes. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes, which all stockholders are entitled to cast, constitutes a quorum for adopting the proposals at the meeting. If you have properly designated the proxies and indicated your voting preferences by mail, you will be considered part of the quorum, and the poxies will vote your shares as you have instructed them.  If a broker holding your shares in "street" name indicates to us on a proxy form that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.
_____________________________________________________________________________
Q:	IS MY VOTE CONFIDENTIAL?
A:	Yes.  Proxy forms, ballots and voting tabulations that identify individual stockholders are kept confidential except in certain circumstances where it is important to protect the interests of the Company and its stockholders. Generally, only the judge of election and the employees of the Company processing the votes will have access to your name. They will not disclose your name as the author of any comments you include on the proxy form unless you ask that your name be disclosed to management.

_____________________________________________________________________________
Q:	WHO WILL COUNT THE VOTES?
A:	Employees of the Company will tabulate the votes and the judge of election will review their tabulation process.
_____________________________________________________________________________
Q:	WHAT SHARES ARE INCLUDED IN THE PROXY FORM?
A:	The shares listed on your form sent by the Company represent all the shares of Common Stock held in your name (as distinguished from those held in "street" name), including those held in the dividend reinvestment plan.
   You will receive a separate proxy form or forms from your broker if you hold shares in "street" name.
_____________________________________________________________________________
Q:	WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY FORM?
A:	It indicates that your shares are held in more than one account, such as two brokerage accounts and registered in different names.  You should vote each of the proxy forms to ensure that all of your shares are voted. We encourage you to register all of your brokerage accounts in the same name and address for better stockholder service.  You may do this by contacting our transfer agent, American Stock Transfer and Trust Company, at 1-800-937-5449.
_____________________________________________________________________________
Q:	HOW MUCH DID THIS PROXY SOLICITATION COST?
A:	The Company solicits proxies from stockholders at an estimated cost of
   $400.  (Note that this fee does not include the costs of printing and mailing the proxy statements.)  Some of the officers and other employees of the Company also may solicit proxies personally, by telephone and by mail.  The Company will also reimburse brokerage houses and other custodians for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of Common Stock.
_____________________________________________________________________________
Q:	WHOM CAN I CALL WITH ANY QUESTIONS?
A:	You may call Investor Relations at (570) 587-3421, extension 308.

                                 BOARD OF DIRECTORS

PROPOSAL TO ELECT THE DIRECTORS
Item 1 on Proxy Form

The Company has thirteen directors. Each director holds office for a one-year term. Unless you withhold authority to vote for one or more of the nominees, the persons named as proxies intend to vote for the election of the thirteen nominees for directors. All of the nominees are recommended by the Board:

                             					David L. Baker
					                             Thomas M. Chesnick
					                             William F. Farber, Sr.
					                             Judd B. Fitze
					                             John P. Kameen
					                             William A. Kerl
					                             Erwin T. Kost
					                             William B. Lopatofsky
					                             Robert A. Mazzoni
					                             J. Robert McDonnell
					                             Joseph P. Moore, III
					                             Theodore W. Porosky
					                             Eric G. Stephens

All nominees have consented to be named in this proxy statement and to serve, if elected, as directors. The Board of Directors has no reason to believe that any of the nominees should be unable to act as a director. However, if any nominee is unable to stand for election, the Board of Directors will designate a substitute. If a substitute nominee is named, the proxies will vote for the election of the substitute.

REQUIRED VOTE

Nominees will be elected who receive a vote equal to a plurality of the shares of stock represented at the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED ABOVE. ABSTENTIONS AND VOTES WITHHELD FOR DIRECTORS WILL HAVE THE SAME EFFECT AS VOTES AGAINST.

THIS SECTION GIVES BIOGRAPHICAL INFORMATION ABOUT OUR DIRECTORS AND DESCRIBES THEIR MEMBERSHIP ON BOARD OF DIRECTORS' COMMITTEES, THEIR ATTENDANCE AT MEETINGS AND THEIR COMPENSATION.

The following information includes the age of each nominee and current director as of March 15, 2001:

DAVID L. BAKER, 55
Director of the Company since 1988 and director of Community Bank and Trust Co. ("Community Bank") since 1993. Senior Vice President of Community Bank. President and Chief Executive Officer of the Company and Community Bank from 1996 to 2000.

THOMAS M. CHESNICK, 66
Director of the Company and Community Bank since 2000. Retired. Vice President of Community Bank from 1996 to 1999.

WILLIAM F. FARBER, SR., 63
Director of the Company since 1983 and director of Community Bank since 1970; and Chairman of the Boards of Directors of the Company and Community Bank. Acting President and Chief Executive Officer since 2001. Retired president of Farber's Restaurants.

JUDD B. FITZE, 49
Director of the Company since 1995 and director of Community Bank since 1993. Partner in Farr, Davis & Fitze, a law firm.

JOHN P. KAMEEN, 59
Director of the Company since 1983 and director of Community Bank since 1979. Secretary of the Company and Community Bank. Publisher of the Forest City News.

WILLIAM A. KERL, 64
Director of the Company since 2000 and director of Community Bank since 1997. President of Carbondale Concrete Company, Inc. and Kerl Coal, Oil & Trucking Company, Inc.

ERWIN T. KOST, 57
Director of the Company since 1997 and director of Community Bank since 1993. President of Kost Tire Distributors, Inc.

WILLIAM B. LOPATOFSKY, 69
Director of the Company since 1983 and director of Community Bank since 1982. Retired.

ROBERT A. MAZZONI, 52
Director of the Company and Community Bank since 2000. Partner in Mazzoni & Karam, a law firm.

J. ROBERT MCDONNELL, 65
Director of the Company since 1983 and director of Community Bank since 1979. Vice President of the Company. Owner of McDonnell's Restaurant.

JOSEPH P. MOORE, III, 49
Director of the Company and Community Bank since 2000. President of J.J. Motors, Inc., an automobile dealership.

THEODORE W. POROSKY, 53
Director of the Company since 1997 and director of Community Bank since 1989. Owner of Porosky Lumber Company.

ERIC G. STEPHENS, 49
Director of the Company since 1988 and director of Community Bank since 1993. Auto dealer, H.L. Stephens and Son, an automobile dealership.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of the Company has no standing committees. The following information is for committees of Community Bank. Appointments to these committees occurred February 21, 2001.

                                     EXECUTIVE                            ASSET/
NAME                  EXECUTIVE     COMPENSATION     AUDIT   INVESTMENT  LIABILITY   LOAN  TRUST   MARKETING
------------------------------------------------------------------------------------------------------------
David L. Baker           X                                                             X     X         X
------------------------------------------------------------------------------------------------------------
Thomas M. Chesnick                                                                     X
------------------------------------------------------------------------------------------------------------
William F. Farber, Sr.   X                                        X          X         X
------------------------------------------------------------------------------------------------------------
Judd B. Fitze                             X                       X          X               X
------------------------------------------------------------------------------------------------------------
John P. Kameen           X                X                       X          X                         X
------------------------------------------------------------------------------------------------------------
William A. Kerl                                                                        X               X
------------------------------------------------------------------------------------------------------------
Erwin T. Kost                             X            X                               X               X
------------------------------------------------------------------------------------------------------------
William B. Lopatofsky                                  X                                     X
------------------------------------------------------------------------------------------------------------
Robert A. Mazzoni                                      X                               X
------------------------------------------------------------------------------------------------------------
J. Robert McDonnell      X                X                       X          X         X
------------------------------------------------------------------------------------------------------------
Joseph P. Moore, III                                              X          X
------------------------------------------------------------------------------------------------------------
Joseph P. Moore, Jr.(1)  X                                        X          X
------------------------------------------------------------------------------------------------------------
Theodore W. Porosky
---------------------------------------------------------------------------------------X--------------------
Eric G. Stephens         X                X                       X          X
------------------------------------------------------------------------------------------------------------
(1) Director of Community Bank, exclusively.


NUMBER OF MEETINGS

The Company's Board of Directors met 7 times during 2000. Community Bank's Board of Directors met 12 times during 2000. All of the directors attended 75% or more of the Board of Directors and Committee meetings of the Company and Community Bank during 2000.

EXECUTIVE COMMITTEE

The Executive Committee is responsible for exercising the authority of the Board of Directors in the intervals between the meetings of the Board of Directors so far as may be permitted by law.

EXECUTIVE COMPENSATION COMMITTEE

The Executive Compensation Committee is responsible for reviewing salaries, compensation and personnel policies, and the fee structure for advisory boards and directors of the Company and Community Bank. See "Report of the Executive Compensation Committee."

AUDIT COMMITTEE

The Audit Committee is responsible for the review and evaluation of the system of internal controls and corporate compliance with applicable rules, regulations and laws. The Audit Committee meets with Community Bank's internal auditor, outside independent auditors and senior management to review the scope of the internal and external audit engagements, the adequacy of the internal and external auditors, corporate policies to ensure compliance and significant changes in accounting principles. See, "Audit Committee Report."

INVESTMENT COMMITTEE

The Investment Committee is responsible for reviewing the investment portfolio with regard to the purchases and sales of securities, the schedule of maturities, and the portfolio's risk and return.

ASSET/LIABILITY COMMITTEE

The Asset/Liability Committee is responsible for making recommendations to the Board of Directors regarding the asset/liability functions.

LOAN COMMITTEE

The Loan Committee is responsible for reviewing commercial loans over $100,000 and consumer loans over $150,000 and for consumer, indirect and non-conforming mortgage purposes, up to $1.0 million. For conforming mortgages, Fannie Mae guidelines are applicable. The full Board of Directors reviews all loans over $1.0 million.

TRUST COMMITTEE

The Trust Committee is responsible for reviewing the activities of the Trust Department.

MARKETING COMMITTEE

The Marketing Committee is responsible for reviewing the marketing strategies.

                             BOARD OF DIRECTORS' COMPENSATION

DIRECTORS' FEES

Directors' fees are paid by Community Bank as follows:

	Monthly fee for service as Community Bank director
  (except Chairman)..............................................$2,000
	Monthly fee for service as Community Bank Chairman..............$5,000
	2000 year-end bonus fee to each Community Bank director
  (except Mr. Baker).............................................$1,500

Community Bank directors received in the aggregate in 2000 $391,500 in fees. Directors of the Company are not paid for attendance at the Company's Board of Directors meeting. These meetings usually occur quarterly immediately prior to meetings of Community Bank's Board of Directors.

                                 STOCK OWNERSHIP

THIS SECTION DESCRIBES HOW MUCH STOCK OUR DIRECTORS AND EXECUTIVE OFFICERS OWN. IT ALSO DESCRIBES THE PERSONS OR ENTITIES THAT OWN MORE THAN 5% OF OUR VOTING STOCK.

                 STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

This table indicates the number of shares of Common Stock owned by the directors and executive officers as of March 15, 2001. The aggregate number of shares owned by all directors and executive officers is 18.38%. Unless otherwise noted, each individual has sole voting and investment power for the shares indicated below.

        NAME OF INDIVIDUAL           AMOUNT AND NATURE OF
       OR IDENTITY OF GROUP         BENEFICIAL OWNERSHIP(1)         PERCENT OF CLASS
------------------------------------------------------------------------------------
David L. Baker                         14,484.310                       ----
------------------------------------------------------------------------------------
William R. Boyle (2)                    1,308.871                       ----
------------------------------------------------------------------------------------
Thomas M. Chesnick                     26,414.160                       1.33%
------------------------------------------------------------------------------------
William F. Farber, Sr.                184,020.000                       9.26%
------------------------------------------------------------------------------------
Judd B. Fitze                          12,945.804                       ----
------------------------------------------------------------------------------------
John P. Kameen                         20,467.842                       1.03%
------------------------------------------------------------------------------------
William A. Kerl                        13,110.760                       ----
------------------------------------------------------------------------------------
Erwin T. Kost                          10,079.000                       ----
------------------------------------------------------------------------------------
William B. Lopatofsky                  26,730.000                       1.35%
------------------------------------------------------------------------------------
Robert A. Mazzoni                         100.000                       ----
------------------------------------------------------------------------------------
J. Robert McDonnell                    32,544.000                       1.64%
------------------------------------------------------------------------------------
Joseph P. Moore, III                      100.000                       ----
------------------------------------------------------------------------------------
Theodore W. Porosky                     3,782.904                       ----
------------------------------------------------------------------------------------
Scott A. Seasock (2)                    4,740.768                       ----
------------------------------------------------------------------------------------
Thomas E. Sheridan (2)                  6,378.865                       ----
------------------------------------------------------------------------------------
Eric G. Stephens                        8,146.701                       ----
------------------------------------------------------------------------------------
All Directors and Executive
Officers as a group
(13 Directors, 7 Officers,
16 persons in total)                  365,353.985                       18.38%
------------------------------------------------------------------------------------
(1) Includes shares held (a) directly, (b) jointly with spouse, (c) by spouse,
    (d) jointly with various relatives, (e) by the transfer agent in the Company's dividend reinvestment account, and (f) in various trusts.
(2) Executive Officer, not a director.


        COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Executive officers, directors and "beneficial owners" of more than ten percent of the Common Stock must file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and The NASDAQ Stock Market -Registered Trademark- pursuant to
Section 16(a).

We have reviewed the reports and written representations from the executive officers and directors. Based on this review, the Company believes that all filing requirements were met during 2000.

                    VOTING STOCK OWNED BY "BENEFICIAL OWNER"

The following are the persons or entities known by the Company to own beneficially more than five percent of the Common Stock as of March 15, 2001.


NAME AND ADDRESS                 NUMBER OF SHARES(1)           PERCENT OF CLASS
-------------------------------------------------------------------------------
Joseph P. Moore, Jr.                189,935.000                     9.56%
400 Williamson Road
Gladwyne, PA  19035
-------------------------------------------------------------------------------
William F. Farber, Sr.              184,020.000                     9.26%
Crystal Lake Road
R.R. 1, Box 1281
Carbondale, PA  18407
-------------------------------------------------------------------------------
(1) Includes shares held (a) directly and (b) in various trusts.


                                EXECUTIVE COMPENSATION

THIS SECTION CONTAINS CHARTS THAT SHOW THE AMOUNT OF COMPENSATION EARNED BY OUR EXECUTIVE OFFICERS WHOSE SALARY AND BONUS EXCEEDED $100,000 FOR 2000. IT ALSO CONTAINS THE PERFORMANCE GRAPH COMPARING THE COMPANY'S PERFORMANCE RELATIVE TO ITS PEER GROUP AND THE REPORT OF OUR EXECUTIVE COMPENSATION COMMITTEE EXPLAINING THE COMPENSATION PHILOSOPHY FOR OUR MOST HIGHLY PAID OFFICERS.

                             SUMMARY COMPENSATION TABLE


                                                                       LONG-TERM COMPENSATION
                                                                 ------------------------------
                                    ANNUAL COMPENSATION               AWARDS          PAYOUTS
-----------------------------------------------------------------------------------------------
                                                 OTHER ANNUAL            RESTRICTED    LTIP       ALL OTHER
                                  SALARY  BONUS  COMPENSATION   OPTIONS   STOCK      PAYOUTS    COMPENSATION
NAME AND POSITION         YEAR      ($)    ($)      ($)(1)        (#)      (#)         ($)           ($)
------------------------------------------------------------------------------------------------------------
David L. Baker           2000    143,975  19,400     3,315        -0-       -0-         -0-          -0-
President and            1999    116,619  19,400     2,179        -0-       -0-         -0-          -0-
Chief Executive Officer  1998    116,151  19,400     3,245        -0-       -0-         -0-          -0-
------------------------------------------------------------------------------------------------------------
Scott A. Seasock         2000     97,496  11,400     2,589        -0-       -0-         -0-          -0-
Senior Vice President    1999     94,345  11,400     1,696        -0-       -0-         -0-          -0-
and Chief Financial      1998     92,486  11,400     2,453        -0-       -0-         -0-          -0
Officer
------------------------------------------------------------------------------------------------------------
Thomas E. Sheridan       2000     94,041  11,400     2,524        -0-       -0-         -0-          -0-
Senior Vice President    1999     85,817  11,400     1,558        -0-       -0-         -0-          -0-
and Chief Operations     1998     74,137  11,400     2,592        -0-       -0-         -0-          -0-
Officer
------------------------------------------------------------------------------------------------------------
(1)	Represents the contribution Community Bank made on behalf of Messrs. Baker, Seasock and Sheridan pursuant to the profit sharing plan.  Aggregate perquisites and other personal benefits were less than 10.0 percent of the salary and bonus reported, and therefore, need not be presented.

                REPORT OF THE EXECUTIVE COMPENSATION  COMMITTEE

Executive compensation for the officers of the Company and Community Bank is determined by the Executive Compensation Committee of Community Bank's Board of Directors. Salaries and bonuses for the executive officers are reviewed annually. All executive compensation is paid by Community Bank to the applicable executive.

EXECUTIVE COMPENSATION COMMITTEE REPORT

The Board of Directors is responsible for the governance of the Company and Community Bank. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the Company's stockholders, customers and the communities served by the Company and Community Bank. To accomplish the strategic goals and objectives of the Company, the Board of Directors engages competent persons who undertake to accomplish these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfillment of its duties to accomplish the Company's strategic mission. Community Bank provides compensation to the employees of the Company and Community Bank.

The fundamental philosophy of the Company's and Community Bank's compensation program is to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The objective of the Executive Compensation Committee is to establish a fair compensation policy to govern executive officers' base salaries and incentive plans to attract and motivate competent, dedicated and ambitious managers whose efforts will enhance the products and services of the Company, the results of which will be improved profitability, increased dividends to our stockholders and subsequent appreciation in the market value of our stock.

The compensation of the Company's and Community Bank's top executives is reviewed and approved annually by the Board of Directors. The top executives whose compensation is determined by this committee include the Chief Executive Officer and all other executive management. As a guideline for review in determining base salaries, this committee uses information composed from a Pennsylvania bank peer group. This bank peer group is different than the peer group utilized for the performance chart.
Pennsylvania peer group banks have been utilized because of common industry issues and competition for the same executive talent group.

EXECUTIVE COMPENSATION

The Board of Directors has determined that the 2000 compensation for the President and Chief Executive Officer of $163,375, the Senior Vice President and Chief Financial Officer of $108,896 and the Senior Vice President and
Chief Operations Officer of $105,441 were appropriate in light of the Company's 2000 performance accomplishments. There is no direct correlation, however, between such compensation and the Company's performance, nor is there any weight given by the Committee to any specific individual criteria.
Such 2000 compensation was based on the Commttee's subjective determination after review of all information that it deemed relevant.

EXECUTIVE OFFICERS

Compensation for the Company's and Community Bank's executive officers is determined by the Executive Compensation Committee based on its subjective analysis of the individual's contribution to the Company's strategic goals and objectives. In determining whether strategic goals have been achieved, the Board of Directors considers the Company's performance as measured by, among numerous other factors, the following: (i) earnings; (ii) revenues;
(iii) return on assets; (iv) return on equity; (v) market share; (vi) total assets; and (vii) non-performing loans. Although the performance and increases in compensation are measured in light of these factors, there is no direct correlation between any specific criterion and the employee's compensation, nor is there any specific weight provided to any such criteria in this committee's analysis. The determination by this committee is subjective after review of all information, including the above, it deems relevant.


Total compensation opportunities available to the employees of the Company and Community Bank are influenced by general labor market conditions, the specific responsibilities of the individual and the individual's contributions to the Company's success. Individuals are reviewed annually on a calendar year basis. The Company strives to offer compensation that is competitive with that offered by employers of comparable size in the banking industry. Through these compensation policies, the Company strives to meet its strategic goals and objectives to its constuencies and provide compensation that is fair and meaningful to its employees.

            Submitted by the Executive Compensation Committee
            -------------------------------------------------

                              Judd B. Fitze
                             John P. Kameen
                              Erwin T. Kost
                           J. Robert McDonnell
                             Eric G. Stephens

                    ESTIMATED RETIREMENT BENEFITS

Community Bank has a profit sharing plan, which covers all employees who have completed 1,000 hours of service, attained twenty-one (21) years of age and have been employed by Community Bank for at least one year. Normal retirement age is sixty-five (65). The normal retirement benefit is the accumulated account balance of annual contributions, investment income and forfeitures.
The annual contribution is determined by the Board of Directors each year.
Contributions are allocated to each participant based on a pro-rata share of compensation covered under the plan. Investment income is allocated to each participant based on a pro-rata share of the account balances accumulated at the beginning of the year. Forfeitures are allocated to each participant based on a pro-rata share of compensation covered under the plan. If a participant separates from services prior to retirement, the participant will be entitled to a portion of the profit sharing account based on years of service according to the following schedule:

               Years of Service               Vested Interest
               ----------------               ---------------
                 Less than 1                       	0%
                      1                           	10%
                      2                           	20%
                      3                           	30%
                      4                           	40%
                      5                           	60%
                      6                           	80%
                  7 or more                      	100%

A participant is always one hundred percent (100%) vested in pension plan transferred balances.

During 2000, $88,370 was allocated among the participants' accounts for the plan. The amount contributed by Community Bank in 2000 to the plan for Mr.
Baker was $3,315, Mr. Seasock was $2,589 and Mr. Sheridan was $2,524. Both
Messrs. Baker and Seasock had fourteen (14) years of credited service under the plan while Mr. Sheridan had sixteen (16) years of credited service under the plan.

                          CHANGE IN CONTROL AGREEMENTS

The Company entered into agreements with David L. Baker, President and Chief
Executive Officer, Scott A. Seasock, Senior Vice President and Chief
Financial Officer and Thomas E. Sheridan, Senior Vice President and Chief
Operations Officer, to provide these key officers with a reasonable degree of financial security after the occurrence of a change in control of the Company. On December 29, 2000, the Company terminated the Change in Control
Agreement with Mr. Baker. As of such date, Mr. Baker has no further claims under or interest in, the former agreement.

These agreements contain the following principal features:

- during the 24 months following a change in control of the Company, if the officer is terminated "without good cause" or "constructively terminated," as these terms are defined in the agreement, then the Company (or its successor) shall:

  --	pay, in a lump sum or in 24 equal monthly installments, to the terminated officer an amount equal to two times his highest annual base salary rate during the 5-year period ending on the date of termination;

  --	continue to provide the terminated officer and his dependents for a period of 24 months after the date of termination, all health programs or their substantial equivalent at a cost to the terminated officer not exceeding the equivalent cost of coverage to senior management employees of the Company;

  --	pay any additional monies to the terminated officer to place him in the same after-tax position if there is imposed any excise tax as a result of the amount of these payments; and

  --	continue, for a 6-year period, to provide indemnification protection under the Company's Amended Articles of Incorporation and Bylaws and
     coverage under director's and officer's liability and fiduciary liability insurance policies.

- under these agreements, a change in control means:

  --	acquisition of 25% or more of the voting power of all outstanding stock by a person or group of persons;

  --	combination of the Company into another entity in which the Company's stockholders do not hold at least 50% of the voting power of the outstanding stock after the combination;

  --	nomination and election of 50% or more of the members of the Board without the recommendation of the Board; or

  --	the sale of Community Bank to another financial institution.

FIVE-YEAR PERFORMANCE GRAPH

Set forth below is a line graph comparing the cumulative total stockholder return on the Company's Common Stock, based on the market price change and assuming reinvestment of dividends, with the cumulative total return of the index for The NASDAQ Stock Market - Registered Trademark- (US Companies) and the index for Mid-Atlantic Bank Stocks (Delaware, Maryland, New Jersey, New
York, Pennsylvania and Washington, D.C. Companies) during the five-year period ended December 31, 2000. The stockholder return shown on the graph and table below is not necessarily indicative of future performance. The
Company's Common Stock began trading on The NASDAQ Stock Market -Registered
Trademark- under the symbol "CCBP" on June 17, 1996. Prior to that date, the Company's Common Stock was quoted on the Over-the-Counter Electronic Bulletin
Board Indealer System.






                                                   1995   1996   1997   1998   1999   2000
                                                   ----   ----   ----   ----   ----   ----
------- Comm Bancorp, Inc.                        100.0  189.9  263.0  212.5  300.7  236.8
-- - -- Total Returns Index for The NASDAQ Stock
         Market-Registered Trademark-
         (US Companies)                           100.0  123.0  150.7  212.5  394.9  237.6
- - - - Total Returns Index for Mid-Atlantic
         Bank Stocks                              100.0  143.5  203.9  226.1  287.3  352.0

Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indices are reweighed daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 12/31/95.


                              AUDIT COMMITTEE REPORT

The Audit Committee is made up of the following directors: Erwin T. Kost, Chairman; William B. Lopatofsky; and Robert A. Mazzoni; through January 16, 2002. For more background information on these directors, see "Board of Directors." The Audit Committee operates pursuant to a charter approved and adopted by the Board on April 19, 2000. A copy of the charter is included as
Exhibit 1 to this Proxy Statement. In accordance with the charter, all of the members of the Audit Committee are independent and financially literate and at least one member of the Audit Committee has accounting or related financail management expertise.

The Audit Committee, on behalf of the Board, oversees the Company's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements and the footnotes to these statements for the Company's fiscal year 2000 Annual Report to Stockholders and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Company's outside auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with the outside auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters required to be discussed by the Audit Committee with the Company's outside auditors under generally accepted auditing standards. The Company's outside auditors have expressed the opinion that the Company's audited financial statements conform to generally accepted accounting principals.

The Audit Committee discussed with the outside auditors the outside auditors' independence from management and the Company, and received the written disclosures concerning the outside auditors' independence required by the Independence Standards Board to be made by the outside auditors to the Company.

Over the past year, the Audit Committee discussed with the Company's internal and outside auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and outside auditors to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the SEC. The Audit Committee also recommended to the Board of Directors the selection of Kronick Kalada
Berdy & Co., Certified Public Accountants, to serve as the Company's outside auditors for the year ending December 31, 2001.

                         Submitted by the Audit Committee
                         --------------------------------
                                Erwin T. Kost
                            William B. Lopatofsky
                              Robert A. Mazzoni

                            INDEPENDENT AUDITORS

            PROPOSAL TO RATIFY THE APPOINTMENT OF KRONICK KALADA BERDY & CO.
                            Item 2 on Proxy Form

Kronick Kalada Berdy & Co., Certified Public Accountants, have audited the consolidated financial statements of the Company and Community Bank for many years, and the Board of Directors has appointed them for 2001. From time to time Kronick Kalada Berdy & Co. also performs consulting work for the Company. The firm has no other relationship with the Company or Community Bank except the existing professional relationship as certified public accountants. The Audit Committee and the Board of Directors believe that Kronick Kalada Berdy & Co.'s long-term knowledge of the Company and Community Bank is valuable to the Company. Representatives of Kronick Kalada Berdy & Co. have direct access to members of the Audit Committee and regularly attend their meetings.

A representative of Kronick Kalada Berdy & Co. will attend the stockholders' meeting and will have the opportunity to make a statement if he desires to do so. This representative will also be available to respond to appropriate questions.

REQUIRED VOTE

The proposal will be approved if it receives the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE APPOINTMENT OF KRONICK KALADA BERDY & CO. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

AUDIT FEES

Kronick Kalada Berdy & Co., billed the Company $45,771, in 2000, for services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000, and the reviews of the financial statements included in the Company's reports on Form 10-Q for the quarters ended
March 31, June 30 and September 30, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

Kronick Kalada Berdy & Co. did not, during 2000, directly or indirectly, operate, or supervise the operation of, the Company's information system or manage the Company's local area network. Also, Kronick Kalada Berdy & Co. did not, during 2000, design or implement a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole. Accordingly, Kronick Kalada Berdy & Co. did not, in 2000, bill the Company for any of these services.

ALL OTHER FEES

Kronick Kalada Berdy & Co., billed the Company $17,518, in 2000, for other services rendered. These services were for the performance of agreed upon procedures with respect to the trust, information services and human resource departments of Community Bank and tax return preparation services. All services that were performed by Kronick Kalada Berdy & Co., were done by permanent, full-time employees and partners of such firm.

The Audit Committee considered whether the provision of the services rendered above was compatible with maintaining the independence of Kronick Kalada Berdy & Co., as the independent outside auditors. The Audit Committee concluded that the independence of such firm was maintained.

                              OTHER INFORMATION

THIS SECTION SETS OUT OTHER INFORMATION YOU SHOULD KNOW BEFORE YOU VOTE.

       TRANSACTIONS INVOLVING THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS

The Company encourages its directors and executive officers to have banking and financial transactions with Community Bank. All of these transactions are made on comparable terms and with similar interest rates as those prevailing for other customers.

The total consolidated loans made by the Company at December 31, 2000, to its directors and executive officers as a group, members of their immediate families and companies in which they have a 10% or more ownership interest was $2.5 million or 6.9% of the Company's total consolidated capital accounts. The largest amount for all of these loans in 2000 was $4.1 million or 11.0% of the Company's total consolidated capital accounts. During 2000, advances and repayments on these loans were $1.5 million and $3.1 million, repsectively. These loans did not involve more than the normal risk of collectibility nor did they present other unfavorable features.

From time to time, we engage Judd B. Fitze to represent the Company as an attorney. Mr. Fitze is a director of the Company and Community Bank. Mr. Fitze received $6,000 in 2000 for his legal service on behalf of the Company and Community Bank.

                       NO SIGNIFICANT LEGAL PROCEEDINGS

The Company and Community Bank are not parties to any legal proceedings that could have any significant effect upon the Company's financial condition or income. In addition, the Company and Community Bank are not parties to any legal proceedings under federal and state environmental laws.

                             OTHER PROPOSED ACTION

The Board of Directors is not aware of any other matters to be presented at the meeting. If any other matters should properly come before the meeting, the persons named in the enclosed proxy form will vote the proxies in accordance with their best judgment.

            STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2002 ANNUAL MEETING

Stockholder proposals for the 2002 Annual Meeting must be received by January 10, 2002, to be considered for inclusion in the Company's 2002 Proxy Statement. Stockholder proposals for the 2002 Annual Meeting for which the proponents do not desire them to be included in the Company's 2002 Proxy Statement must be received by March 27, 2002. Such proposals should be addressed to the Secretary. Under the Company's Bylaws, notice of any stockholder nomination for director must be given by mail or by personal delivery to the Secretary no later than 60 days in advance of the meeting. Stockholders wishing to make nominations should contact the Secretary as to information required to be supplied in such notice.

                     ADDITIONAL INFORMATION AVAILABLE

THE COMPANY FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SEC. STOCKHOLDERS MAY OBTAIN A PAPER COPY OF THIS REPORT (WITHOUT EXHIBITS), WITHOUT CHARGE, BY WRITING TO SCOTT A. SEASOCK, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, COMM BANCORP, INC., 125 NORTH STATE STREET, CLARKS SUMMIT, PA 18411; (570) 586-0377.

IN ADDITION, A COPY OF THE ANNUAL DISCLOSURE STATEMENT OF COMMUNITY BANK MAY BE OBTAINED, WITHOUT CHARGE, FROM SCOTT A. SEASOCK.

By order of the Board of Directors




/s/ William F. Farber, Sr. Chairman
-----------------------------------
William F. Farber, Sr., Chairman
Clarks Summit, Pennsylvania
May 10, 2001



                                    PROXY
               ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2001
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Scott A. Seasock and Thomas
E. Sheridan and each or any of them, Proxies of the undersigned, with full power of substitution, to vote all of the shares of Comm Bancorp, Inc. (the "Company") that the undersigned may be entitled to vote at the Annual
Meeting of Stockholders of the Company to be held at Elk Mountain Ski Resort, Route 374, Union Dale, Pennsylvania 18470, on Friday, June 8, 2001, at 10:30 a.m., prevailing time, and at any adjournment or postponement thereof as follows:


1.	PROPOSAL TO ELECT THE DIRECTORS TO SERVE FOR A ONE-YEAR TERM.

   /  /	"	FOR ALL NOMINEES LISTED BELOW		   /  /"	WITHHOLD AUTHORITY - to
       		(except as marked to the contrary       	vote for all nominees
          below)                                  listed below

          (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

David L. Baker, Thomas M. Chesnick, William F. Farber, Sr., Judd B. Fitze, John P. Kameen, William A. Kerl, Erwin T. Kost, William B. Lopatofsky, Robert A. Mazzoni, J. Robert McDonnell, Joseph P. Moore, III, Theodore W. Porosky, Eric G. Stephens
__________________________________________________________________________

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF KRONICK KALADA BERDY & CO. AS THE
   INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2001.

            /  / FOR                       /  / AGAINST

	The Board of Directors recommends a vote FOR this proposal.

3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
   BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.

                         							        Dated:	__________________________, 2001

Number of Shares Held of Record on			          __________________________
March 15, 2001 - _______________
                                         						__________________________
                                        							Signature(s)				         (Seal)

/  / PLEASE CHECK THIS BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING.  IF SO,
     NUMBER ATTENDING:  __________

THIS PROXY MUST BE DATED AND SIGNED BY THE STOCKHOLDER. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.